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                                                                  Exhibit 10.1.6


                         CONSENT AND AMENDMENT AGREEMENT

                  CONSENT AND AMENDMENT AGREEMENT, dated as of April 17, 2000 (this "Agreement"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as heretofore amended and supplemented and as it in the future may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement (as hereinafter defined), The Chase Manhattan Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and Bank of America, N.A., as co-agent and documentation agent.

                  WHEREAS, Millbrook is acquiring certain assets pursuant to the terms and provisions of an Asset Purchase Agreement, dated as of March 9, 2000 (as amended, the "Asset Purchase Agreement"), by and among Miller Buckeye Biscuit Company, the Shareholders (as such term is defined in the Asset Purchase Agreement) and Millbrook (such transaction being referred to herein as the "Transaction").

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  2. Credit Agreement. (a) Consent. Subject to the conditions as to effectiveness set forth in Paragraph 8 of this Agreement, the Required Lenders hereby consent to the terms and provisions of the Transaction.

                      (b) Borrowing Base. Subject to the conditions as to effectiveness set forth in Paragraph 8 of this Agreement, the parties hereto agree that until such time as the Agent shall have completed its field examination with respect to the inventory and Receivables acquired by Millbrook in connection with the Transaction (the results of such field examination to be satisfactory to the Agent in all respects), (i) the "Net Amount of Eligible Millbrook Inventory" shall be calculated by reference to 95% of the aggregate value of Eligible Millbrook Inventory acquired by Millbrook in connection with the Transaction and (ii) the "Net Amount of Eligible Millbrook Receivables" shall be calculated by reference to 95% of the gross amount of Eligible Millbrook Receivables acquired by Millbrook in connection with the Transaction.

                  3. Schedules to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 8 of this Agreement, Schedule 7.06 to the Credit Agreement are hereby replaced in their entirety by Schedule 7.06 attached hereto.

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                  4.  Security Agreement (Millbrook). Subject to the conditions as to effectiveness set forth in Paragraph 8 of this Agreement, Schedule I to the Security Agreement (Millbrook) is hereby amended by adding thereto the locations of Collateral set forth on Schedule 1 attached hereto.

                  5. Security Agreement - Patents and Trademarks (Millbrook). Subject to the conditions as to effectiveness set forth in Paragraph 8 of this Agreement, Schedule A to the Security Agreement - Patents and Trademarks (Millbrook) is hereby amended by adding thereto the registered Trademark and Trademark applications set forth on Schedule 2 attached hereto.

                  6. Post-Closing. The Borrowers shall, by April 24, 2000, establish lock-box accounts at The Chase Manhattan Bank, another Lender or another financial institution (subject to a tri-party agreement satisfactory to the Agent) for the collection of all remittances on Receivables attributable to the Transaction. All such remittance shall be applied as set forth in Section
10.01 of the Credit Agreement. The Borrowers acknowledge that failure to comply with this paragraph 6 shall constitute an Event of Default.

                  7. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                      (a) All representations and warranties made by the Borrowers in Article IV of the Credit Agreement and each of the other Loan Documents, after taking into account the effect of this Agreement, are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

                      (b) Each Borrower has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

                      (c) This Agreement has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable against the Borrowers in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                      (d) After giving effect to this Agreement, no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

                  8. Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, Paragraphs 2, 3, 4, 5 and 6 hereof shall not become effective until:


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                      (a) the Agent shall have received counterparts of this
Agreement, duly executed and delivered on behalf of the Borrowers, the Agent and the Required Lenders;

                      (b) the Agent shall have received evidence that the Borrowers have at least $17,500,000 of Availability on the date of the Agreement (after giving effect to the Transaction);

                      (c) the Agent shall have received a written opinion of Parker Chapin LLP, counsel for the Borrowers, in form and substance satisfactory to the Agent and its counsel;

                      (d) the Agent shall have received evidence that the Borrowers are in compliance with Section 6.03 of the Credit Agreement with respect to the assets and locations acquired pursuant to the Transaction;

                      (e) the Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each filing, registration or recordation (including, without limitation, UCC-1 Financing Statements) required by law or requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for its own benefit and for the benefit of the Lenders a first priority perfected security interest in the Collateral acquired in connection with the Transaction;

                      (f) with respect to any Liens on the assets being acquired pursuant to the Transaction which are not permitted by Section 7.01 of the Credit Agreement, the Agent shall have received evidence, in form and substance satisfactory to it, of the termination of all such Liens;

                      (g) the Agent shall have copies of all real estate lease agreements assumed by Millbrook in connection with the Transaction, together with appropriate landlord or warehousemen waivers with respect thereto in form and substance satisfactory to the Agent;

                      (h) the Agent shall have received Borrowing Base certificates (i) dated as of February 29, 2000 (reflecting the I. Epstein & Sons, Inc. acquisition), and (ii) dated as of the date hereof (reflecting the Transaction), in each case to be substantially in the form of Schedule 6.05(g) to the Credit Agreement and otherwise in form and substance satisfactory to the Agent;

                      (i) the Agent shall have (i) received a certified copy of the Asset Purchase Agreement, including all amendments and schedules thereto, as well as all agreements, document and instruments executed and delivered in connection therewith (including opinions of legal counsel), (ii) received evidence that the Asset Purchase Agreement is in full force and effect and all consents, filings and approvals required by applicable law in connection therewith shall have been obtained and made, (iii) determined that the terms and provisions of all agreements and documents in connection with the Transaction, including, without limitation, the Asset Purchase Agreement, are satisfactory in form and substance and shall have determined to its satisfaction that the consummation of the Transaction and other transactions contemplated by


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the Asset Purchase Agreement are in compliance with all applicable laws and regulations and (iv) received evidence satisfactory to it that no Default or Event of Default would occur as a result of the Transaction;

                      (j) the Borrowers shall have paid a fee equal to $15,000 to each Lender signing this Agreement; and

                      (k) the Agent shall have received such other documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.

                  9. Fees and Expenses of Agent. The Borrowers agree to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent.

                  10. References to Agreements. The term "Agreement", "hereof", "herein" and similar terms as used in the Security Agreement (Millbrook) or in the Security Agreement - Patents and Trademarks (Millbrook), and references in the Credit Agreement and the other Loan Documents to the Security Agreement (Millbrook) and the Security Agreement -Patents and Trademarks (Millbrook), shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 8 hereof, such agreements as amended by this Agreement.

                  11. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, except as expressly provided for hereby, and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the Security Agreement (Millbrook), the Security Agreement - Patents and Trademarks (Millbrook) and the other Loan Documents shall remain in full force and effect from and after the date of this Agreement.

                  12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  [Remainder of Page Left Intentionally Blank]


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                  13. Governing Law. This Agreement shall be construed in
accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                  MILLBROOK DISTRIBUTION SERVICES INC.


                                  By: /s/ Richard A. Bernstein
                                      ------------------------------------------
                                      Name:  Richard A. Bernstein
                                      Title: Chairman

                                  THE B. MANISCHEWITZ COMPANY, LLC

                                  By: Richard A. Bernstein, its managing member


                                      /s/ Richard A. Bernstein
                                      ------------------------------------------
                                      Richard A. Bernstein


                                  THE CHASE MANHATTAN BANK, as Agent and Lender


                                  By: /s/ Michael J. Miller
                                      ------------------------------------------
                                      Name:  Michael J. Miller
                                      Title: Vice President

                                  BANK OF AMERICA, N.A.,  as Lender and Co-Agent


                                  By: /s/ Frank Palmieri
                                      ------------------------------------------
                                      Name:  Frank Palmieri
                                      Title: Vice President


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                                  FLEET BUSINESS CREDIT CORPORATION, as Lender


                                  By: /s/ Alan F. Lyster, Jr.
                                      ------------------------------------------
                                      Name:  Alan F. Lyster, Jr.
                                      Title: Vice President

                                  FLEET NATIONAL BANK, as Lender


                                  By: /s/ John A. O'Kane
                                      ------------------------------------------
                                      Name:  John A. O'Kane
                                      Title: Vice President

                                  LASALLE BUSINESS CREDIT CORPORATION, as Lender


                                  By: /s/ Corey Sclar
                                      ------------------------------------------
                                      Name:  Corey Sclar
                                      Title: Vice President

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